SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 7, 2005
Date of report (Date of earliest event reported)

ARDEN REALTY, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12193	95-4578533
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 Wilshire Boulevard
Fourth Floor
Los Angeles, California 90025
(Address of principal executive offices) (Zip Code)

(310) 966-2600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit 99.1

ITEM 7.01 REGULATION FD DISCLOSURE

     On June 8, 2005, representatives of Arden Realty, Inc. (the “Company”) will begin making presentations at the National Association of Real Estate Investment Trusts (NAREIT) conference using slides containing information attached to this Form 8-K as Exhibit 99.1. We expect to use these slides, in whole or in part and possibly with modifications, in connection with presentations to investors, analysts and others during the second quarter of 2005. We are furnishing these slides pursuant to Regulation FD. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

     The information contained in the slide presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in the slide presentation, although we may do so from time to time, as we believe warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

     The matters discussed within may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 pertaining to, among other things, our future results of operations, capital resources, portfolio performance, cash available for distribution, acquisitions, lease renewals, property development, property renovation, capital requirements, funds from operations, anticipated market and demographic conditions and general business, industry and economic conditions applicable to us. Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.

     Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Factors that could cause actual results to differ materially from our expectations include the availability and cost of capital for future investments, our ability to lease or re-lease space at current or anticipated rents, changes in the supply of and demand for our properties, changes in interest rate levels, risks associated with the development, acquisition or disposition of properties, competition within the industry, real estate and market conditions, and other risks detailed from time to time in our SEC filings. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. In addition, we discussed a number of material risks in our annual report on Form 10-K for the year ended December 31, 2004. Those risks continue to be relevant to our performance and financial condition. We also operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

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     In addition, we expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, investors should use caution in relying on past forward-looking statements, which are based on results and trends at the time they were made, to anticipate future results or trends.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits

99.1    NAREIT Conference Slide Presentation in use beginning June 8, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2005	ARDEN REALTY, INC.

	By:	/s/ Richard S. Davis

Richard S. Davis
Executive Vice President and Chief Financial Officer

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(c) Exhibits

99.1 NAREIT Conference Slide Presentation in use beginning June 8, 2005.

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